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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 2002 included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (File Nos. 333-88817, 333-41648 and 333-48560).


                                               /s/ ARTHUR ANDERSEN LLP

San Jose, California
March 27, 2002